UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 21, 2004


                                KCS Energy, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                        001-13781              22-2889587
(State or other jurisdiction of        (Commission           (IRS Employer
         incorporation)                 File Number)         Identification No.)

     5555 San Felipe, Suite 1200
            Houston, Texas                                               77056
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (713) 877-8006


                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 7.01 Regulation FD Disclosure.

     On September 21, 2004, KCS Energy, Inc. ("KCS") issued a press release announcing that Mr. James W. Christmas, Chairman and Chief Executive Officer of KCS, and Mr. William N. Hahne, President and Chief Operating Officer of KCS, will present at the IPAA 2004 Oil & Gas Investment Symposium West on Tuesday, September 28, 2004. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

     Pursuant to General Instruction B.2 of Form 8-K, the press release attached as Exhibit 99.1 is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished for purposes of that instruction.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit 99.1  KCS Energy, Inc. Press Release dated September 21, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KCS Energy, Inc.


Date: September 21, 2004                /s/ Frederick Dwyer
                                        ----------------------------------------
                                        Frederick Dwyer
                                        Vice President, Controller and Secretary


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                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------

   99.1        KCS Energy, Inc. Press Release dated September 21, 2004.